Goodwill And Other Intangible Assets (Estimate Future Amortization Expense) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill And Intangible Assets Disclosure [Abstract]
2013	$ 48
2014	48
2015	48
2016	46
2017	46
Thereafter	172
Estimated future amortization expense, Total	$ 408	$ 434	$ 484